Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Ukraine Conflict and Russia Sanctions
On February 24, 2022, Russia launched a large-scale military invasion of Ukraine and is now engaged in a broad military conflict with Ukraine (the “Ukraine Conflict”). In response, the United States, the European Union, the United Kingdom and other countries have imposed broad, far-reaching sanctions against Russia, certain Russian persons and certain activities involving Russia or Russian persons. These sanctions include prohibitions regarding the supply of aircraft and aircraft components to Russian persons or for use in Russia, subject to certain wind-down periods.
Prior to the Ukraine Conflict, we had 135 owned aircraft on lease to Russian airlines, as well as 14 owned engines on lease to Russian airlines. We had no helicopters on lease to Russian customers. The aggregate net carrying value of our owned assets leased to Russian airlines was approximately $3.1 billion (which includes flight equipment net book value of $3.3 billion, maintenance rights assets and other lease-related assets of approximately $500 million and maintenance liabilities and other lease-related liabilities of approximately $700 million) as of December 31, 2021. Additionally, SES had 14 engines on lease to Russian airlines prior to the Ukraine Conflict.
In addition, we had seven owned aircraft on lease to Ukrainian airlines, with an aggregate net carrying value of approximately $125 million as of December 31, 2021. As of March 30, 2022, five of these aircraft are in temporary storage outside of Ukraine. As of March 30, 2022, the remaining two aircraft are grounded in Ukraine, but the exact status of these aircraft remains difficult to ascertain.

We intend to fully comply with all applicable sanctions and we have terminated the leasing of all of our aircraft and engines with Russian airlines. These terminations will result in reduced revenues and operating cash flows. Basic lease rents from our owned aircraft and engines leased to Russian airlines were approximately $33 million for the month of December 2021.
We have sought to repossess all of our aircraft and engines from Russian airlines and remove them from Russia. As of March 30, 2022, we had detained 22 of our 135 owned aircraft and three of our 14 owned engines outside of Russia. The net carrying value as of December 31, 2021, of the owned aircraft and engines that we have removed from Russia was approximately $400 million.
It is unclear whether we will be able to repossess any additional aircraft or engines from our former Russian airline customers, or, if we do so, when we will be able to do so, and we do not know what the condition of these assets will be at the time of repossession or whether any such aircraft could be re-leased or sold. Any failure to promptly repossess our aircraft and engines will adversely affect our business and financial results. Many of these Russian airlines have continued to fly our aircraft and engines notwithstanding the leasing terminations and our repeated demands for the return of our assets. Our aircraft and engines that remain in Russia may suffer damage or deterioration due to inadequate maintenance and lack of spare parts.
As a result, we expect to recognize an impairment on our assets in Russia which have not been returned to us as early as the first quarter of 2022. While we have not yet determined the amount of this impairment, it may amount to the total net carrying value of these assets. We may also recognize an impairment on our assets that we have repossessed from Russian airlines as a result of our inability to re-lease them or otherwise.
We had letters of credit related to our aircraft and engines leased to Russian airlines as of February 24, 2022 of approximately $260 million, all confirmed by financial institutions in Western Europe. We have presented requests for payment to all of these institutions. As of March 30, 2022, we had received payments of approximately $175 million related to these letters of credit. We have initiated legal proceedings against one financial institution which rejected our payment demands in respect of certain letters of credit. We continue to work with other financial institutions toward receiving payments on the remaining letters of credit. We intend to pursue all available legal claims concerning these letters of credit but the timing and amount of any payments under these remaining letters of credit are uncertain.
32. Subsequent events (continued)
Our lessees are required to provide insurance coverage with respect to leased aircraft and we are named as insureds under those policies in the event of a total loss of an aircraft or engine. We also purchase insurance which provides us with coverage when our aircraft or engines are not subject to a lease or where a lessee’s policy fails to indemnify us. We have submitted an insurance claim for approximately $3.5 billion with respect to all aircraft and engines remaining in Russia and intend to pursue all of our claims under these policies with respect to our assets leased to Russian airlines as of February 24, 2022. However, the timing and amount of any recoveries under these policies are uncertain.
In addition, we intend to pursue all available legal claims related to our assets leased to Russian airlines as of February 24, 2022. However, the timing and amount of any recoveries under any of these claims are uncertain.
AerFunding Amendment and Extension
In April 2006, AerFunding entered into a non-recourse senior secured revolving credit facility which was subsequently upsized and amended. In March 2022, AerFunding amended this facility, extending the revolving period to September 2024, following which there is a 30-month term out period. The final maturity date of the AerFunding Revolving Credit Facility is March 2027.